UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104

(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	-	Financial Information

Item 2.02	Results of Operations and Financial Condition.

On June 30, 2026, Eversource Energy issued a news release announcing that it has successfully completed the sale of Aquarion Water Company, consistent with all regulatory terms and requirements, to Aquarion Water Authority, a quasi-public corporation and political subdivision of the State of Connecticut. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference hereto.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act of 1933, as amended (the “Securities Act”), unless specified otherwise.

Section 8	-	Other Events

Item 8.01	Other Events.

On June 30, 2026, Eversource Energy announced that it has successfully completed the sale of Aquarion Water Company, consistent with all regulatory terms and requirements, to the Aquarion Water Authority, a quasi-public corporation and political subdivision of the State of Connecticut and a standalone water authority alongside the South Central Connecticut Regional Water Authority. The total transaction purchase price was $2.4 billion in cash. The adjusted net equity proceeds of approximately $1.7 billion will be used to displace Eversource Energy debt.

As a result of the sale, Eversource Energy expects to recognize an after-tax non-cash non-recurring charge of approximately $115 million, or $0.31 per share, in the second quarter of 2026.

This Current Report on Form 8-K includes financial measures that are not recognized under generally accepted accounting principles (non-GAAP) referencing earnings and EPS excluding the loss on sale of the Aquarion water distribution business and excluding a charge for the March 2026 FERC decision in the FERC base ROE complaints. EPS by business is also a non-GAAP financial measure and is calculated by dividing the Net Income Attributable to Common Shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business but rather represent a direct interest in Eversource Energy’s assets and liabilities as a whole. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the loss on sale of the Aquarion water distribution business and the charge for the March 2026 FERC decision in the FERC base ROE complaints are not indicative of Eversource Energy’s ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not indicators of baseline operating performance. Due to the nature and significance of the effect of these items on Net Income Attributable to Common Shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy’s financial performance and provides additional and useful information to readers of this report in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to reported Net Income Attributable to Common Shareholders and EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance. Eversource Energy does not provide a reconciliation of guidance from non-GAAP recurring earnings or non-GAAP recurring EPS to the most directly comparable GAAP measure because it is not able to predict with reasonable certainty the amount or nature of all items that will be included in Net Income Attributable to Common Shareholders or recurring EPS for the year ending December 31, 2026. These items are uncertain, depend on many factors and could have a material impact on Net Income Attributable to Common Shareholders and recurring EPS for the year ending December 31, 2026, and therefore cannot be made available without unreasonable effort.

This Current Report on Form 8-K also includes statements concerning Eversource Energy’s expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the U.S. federal securities laws. Generally, readers can identify these forward-looking statements through the use of words or phrases such as “estimate,” “expect,” “pending,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “would,” “should,” “could” and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: cyber events or breaches, including acts of war or terrorism, affecting our systems or the systems of third parties on which we rely, unauthorized access to, and the misappropriation of, confidential and proprietary Company, customer, employee, financial or system operating information; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in laws, regulations, Presidential executive orders or regulatory policy, including compliance with laws and regulations, which may impact the cost of compliance and strategic initiatives of the Company; adverse publicity, which can harm our reputation, influence legislative and regulatory bodies, and result in unfavorable outcomes; variability in the costs and final investment returns of the Revolution Wind and South Fork Wind offshore wind projects as it relates to the purchase price post-closing adjustment under the terms of the sale agreement for these projects; the ability to qualify for investment tax credits; extreme weather, including severe storms, due to the impacts of climate change, and fluctuations in weather patterns; physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric and natural gas distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; breakdown, failure of, or damage to operating equipment, information technology systems, or processes of our transmission and distribution systems; changes in levels or timing of capital expenditures, including unplanned expenditures and increased capital expenditure requirements; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; substandard performance of third-party suppliers and service providers, or counterparties not meeting their obligations; limits on our access to, or increases in, the cost of capital, including disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, tariffs and customer demand and payment ability; changes in accounting standards and financial reporting regulations; actions of rating agencies, and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy’s reports filed with the Securities and Exchange Commission (“SEC”). They are updated as necessary and available on Eversource Energy’s website at investors.eversource.com and on the SEC’s website at www.sec.gov and management encourages you to consult such disclosures.

All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy’s actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Section 9	-	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	News Release of Eversource Energy, dated June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

June 30, 2026	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer